UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 24, 2017

Seaboard Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-3390	04-2260388
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

9000 West 67th Street, Merriam, Kansas		66202
(Address of principal executive offices)		(Zip Code)

 Registrant’s telephone number, including area code    (913) 676-8800

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging grown company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

Seaboard Corporation held its annual meeting of stockholders on April 24, 2017 in Waltham, Massachusetts.  Five items were submitted to a vote as described in Seaboard’s Proxy Statement dated March 10, 2017.  The following table briefly describes the proposals and results of the stockholders’ vote.

	Votes in Favor	Votes Withheld
1. Election of the following persons as directors:
Steven J. Bresky	1,046,406	79,378
David A. Adamsen	1,118,752	7,032
Douglas W. Baena	1,122,914	2,870
Edward I. Shifman, Jr.	1,119,866	5,918
Paul M. Squires	1,045,858	79,926

	Votes in Favor	Votes Against	Votes Abstaining

2. Proposal that the stockholders of Seaboard Corporation	1,119,950	4,758	1,076
approve, on an advisory basis, the compensation of
Seaboard’s Named Executive Officers, including the
disclosure in the Compensation Discussion and Analysis
section, the tabular disclosure regarding such compensation
and the accompanying narrative disclosures set forth in such proxy statement.

	Choice 1	Choice 2	Choice 3	Votes Abstaining

3. Proposal that the stockholders of Seaboard Corporation	142,496	395	982,251	642
determine, on an advisory basis, that the frequency of
stockholder advisory votes on the compensation of
Seaboard Corporation’s Named Executive Officers be:

Choice 1 – every year;
Choice 2 – every two years; or
Choice 3 – every three years.

	Votes in Favor	Votes Against	Votes Abstaining

4. Proposal that the stockholders of Seaboard Corporation	1,120,540	4,417	827
approve the adoption of the Seaboard Corporation
Executive Incentive Plan.

	Votes in Favor	Votes Against	Votes Abstaining

5. Ratification and approval of the selection of KPMG LLP	1,155,573	1,202	1,620
as independent auditors for 2017.

There were 32,611 broker non-votes each with respect to the election of directors and the stockholder proposals requesting approval of Named Executive Officer compensation approval, the frequency of stockholder advisory votes on compensation and adoption of the Executive Incentive Plan. There were 0 broker non-votes with respect to the selection of independent auditors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DATE: April 25, 2017

Seaboard Corporation

By:	/s/ Robert L. Steer
Robert L. Steer, Executive Vice President,
Chief Financial Officer